Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Bond VIP

Kelly L. Beam has been added as a portfolio manager of the fund and, together with Thomas M. Farina and Gregory M. Staples, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Bond VIP in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information is provided as of December 31, 2017:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Thomas M. Farina	$0	$100,001 - $500,000
Gregory M. Staples	$0	$0
Kelly L. Beam	$0	$1 - $10,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas M. Farina	1	$358,830,784	0	$0
Gregory M. Staples	3	$2,245,402,099	0	$0
Kelly L. Beam	1	$358,830,784	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas M. Farina	4	$3,678,723,139	0	$0
Gregory M. Staples	0	$0	0	$0
Kelly L. Beam	0	$0	0	$0

March 16, 2018

SAISTKR-409

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas M. Farina	34	$12,454,142,101	0	$0
Gregory M. Staples	183	$31,953,592,061	0	$0
Kelly L. Beam	0	$0	0	$0

Please Retain This Supplement for Future Reference